Exhibit 10.2

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

PROPERTY CATASTROPHE EXCESS OF LOSS

REINSURANCE CONTRACT

Effective: May 1, 2025

(the “Contract”)

by and between

SAFEPOINT INSURANCE COMPANY

Tampa, Florida

and

CAJUN UNDERWRITERS RECIPROCAL EXCHANGE

Metairie, Louisiana

and

MANATEE INSURANCE EXCHANGE

Tampa, Florida

including any and/or all companies that are or may hereafter become affiliated therewith

(collectively, the “Company”)

and

The various SUBSCRIBING REINSURER(S), signatories to the

INTERESTS AND LIABILITIES AGREEMENT(S) attached to and

forming part of this Contract

(collectively, the “Reinsurer” and individually, each a “Subscribing Reinsurer”)

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

ARTICLE 31 -	SEVERABILITY	33

ARTICLE 32 -	GOVERNING LAW	33

ARTICLE 33 -	ENTIRE AGREEMENT	33

ARTICLE 34 -	NON-WAIVER	34

ARTICLE 35 -	NOTICES AND MODE OF EXECUTION	34

ARTICLE 36 -	AGENCY AND ALLOCATION	34

ARTICLE 37 -	INTERMEDIARY	35

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A.		37

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE		39

TERRORISM EXCLUSION (PROPERTY TREATY REINSURANCE)		41

COMMUNICABLE DISEASE EXCLUSION (PROPERTY TREATY REINSURANCE)		42

CYBER LOSS EXCLUSION (PROPERTY TREATY REINSURANCE)		43

FUNGI COVERAGE LIMITATION (PROPERTY CATASTROPHE REINSURANCE)		45

STRIKE, RIOT, CIVIL COMMOTION AND MALICIOUS ACT EXCLUSION		46

TRUST AGREEMENT REQUIREMENTS CLAUSE		47

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

ARTICLE 1 - BUSINESS COVERED

This Contract is to indemnify the Company in respect of the liability that may accrue to the Company as a result of loss or losses arising from the peril of Named Storm(s) under Policies classified by the Company as Personal and Commercial Lines Property business, including business assumed by the Company in connection with the depopulation of policies from:

1.	Louisiana Citizens Property Insurance Corporation;

2.	Texas Windstorm Insurance Association; and

3.	Citizens Property Insurance Corporation

in force at the inception of this Contract, or written or renewed during the term of this Contract by or on behalf of the Company, subject to the terms and conditions herein contained.

ARTICLE 2 - RETENTION AND LIMIT

A.

For each Excess Layer of reinsurance provided hereunder, the Reinsurer shall be liable in respect of each Loss Occurrence for the Ultimate Net Loss over and above the initial Ultimate Net Loss (1) each Loss Occurrence, subject to a limit of liability to the Reinsurer of (2) each Loss Occurrence, and subject further to a limit of liability (3) for all Loss Occurrences commencing during the term of this Contract, as set forth below:

RETENTION AND LIMIT SCHEDULE
Excess Layer	Company’s Retention Ultimate Net Loss in respect of each Loss Occurrence (1)	Reinsurer’s Limit of Liability
		Ultimate Net Loss in respect of each Loss Occurrence (2)	Ultimate Net Loss in respect of all Loss Occurrences during the term of this Contract (3)
First Layer	[***]	[***]	[***]
Second Layer	[***]	[***]	[***]
Third Layer:	[***]	[***]	[***]
Fourth Layer	[***]	[***]	[***]
Fifth Layer	[***]	[***]	[***]
Sixth Layer	[***]	[***]	[***]

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

B.	No Loss Occurrence shall be covered hereunder unless it involves two or more risks subject to this Contract. The Company shall be the sole judge as to what constitutes a risk.

ARTICLE 3 - OTHER REINSURANCE

A.	The Company shall be permitted to carry other reinsurance, recoveries under which may inure to the benefit of this Contract.

B.

The Company shall be permitted to carry underlying reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.

ARTICLE 4 - TERM

A.

This Contract shall take effect at 12:01 a.m., Standard Time, May 1, 2025, and shall remain in effect until 12:01 a.m., Standard Time, May 1, 2026, applying to Loss Occurrences commencing during the term of this Contract. “Standard Time” shall mean standard time at the location of the loss.

B.

Should this Contract expire or terminate while a Loss Occurrence covered hereunder is in progress, the Reinsurer shall be responsible for the loss in progress in the same manner and to the same extent it would have been responsible had the Contract expired or terminated the day following the conclusion of the loss in progress.

C.

Notwithstanding the expiration of this Contract as hereinabove provided, the provisions of this Contract shall continue to apply to all obligations and liabilities of the parties incurred hereunder to the end that all such obligations and liabilities shall be fully performed and discharged.

ARTICLE 5 - SPECIAL TERMINATION

A.

The Company may terminate or reduce the share of a Subscribing Reinsurer at any time, either during the term or after the expiration of this Contract, by giving written notice to the Subscribing Reinsurer in the event the Subscribing Reinsurer experiences one or more of the circumstances listed in subparagraphs A(1) through A(13) of this Article. The effective date of termination shall be the date selected by the Company, which may be a date that is retroactively applied up to a maximum of 90 days prior to the earliest of either the date of public announcement or the date of discovery, as applicable, of the Subscribing Reinsurer experiencing one or more of the following circumstances, subject to the condition that such selected date must be the last day of a calendar month.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

1.	The Subscribing Reinsurer ceases underwriting operations.

2.	A state insurance department or other legal authority orders the Subscribing Reinsurer to cease writing business, or the Subscribing Reinsurer is placed under regulatory supervision.

3.

The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations.

4.

The Subscribing Reinsurer’s policyholders’ surplus (or the equivalent under the Subscribing Reinsurer’s accounting system) as reported in such financial statements of the Subscribing Reinsurer as designated by the Company, has been reduced by [***]% or more of the amount thereof at any date during the prior 12-month period (including the period prior to the inception of this Contract).

5.

The Subscribing Reinsurer has announced its intent to, or has, merged with or has become acquired or controlled by any company, corporation, or individual(s) not controlling the Subscribing Reinsurer’s operations at the inception of this Contract.

6.

The Subscribing Reinsurer has retroceded its entire liability under this Contract without the Company’s prior written consent, except for retrocessions to members of the Subscribing Reinsurer’s holding company group.

7.

The Subscribing Reinsurer has been suspended or withdrawn, or has been assigned or downgraded an A.M. Best’s rating of less than “A-” and/or rating of less than “BBB+” by S&P Global Ratings. However, as respects Underwriting Members of Lloyd’s, London, a Lloyd’s Market Rating of less than “A-” by A.M. Best and/or less than “BBB+” by S&P Global Ratings shall apply.

8.

The Subscribing Reinsurer has transferred or delegated its claims-paying authority, as respects business subject to this Contract, to an unaffiliated entity; however, agreement by a Lloyd’s syndicate to follow claim settlement procedures under the Lloyd’s Claims Lead Arrangements shall not constitute a transfer of its claims-paying authority for purposes of this subparagraph.

9.

The Subscribing Reinsurer engages in the process of Scheme of Arrangement or similar procedure related to this Contract, including but not limited to an insurance business transfer scheme pursuant to Part VII of the Financial Services and Markets Act 2000 (U.K.), as may be amended from time to time.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

10.

The Subscribing Reinsurer has, in any other way, assigned its interests or delegated its obligations under this Contract to an unaffiliated entity; however, agreement by a Lloyd’s syndicate to follow claim settlement procedures under the Lloyd’s Claims Lead Arrangements shall not constitute a transfer of its claims-paying authority for purposes of this subparagraph.

11.

The Subscribing Reinsurer has failed, from the effective date of this Contract, to provide the Company, or its appointed agent, with a valid W-8BEN-E, W-9 or other such documentation approved for use by the U.S. Internal Revenue Service in connection with the Company’s withholding, reporting or other obligations, if any, under the Foreign Account Tax Compliance Act (Sections 1471-1474 of the U.S. Internal Revenue Code).

12.

The Subscribing Reinsurer has failed to post or maintain required collateral to secure its obligations as required under this Contract, and has not cured such deficiency within 30 days following written notice thereof from the Company.

13.

There is a severance or obstruction of normal commercial and/or financial intercourse between the United States of America and the country in which the Subscribing Reinsurer is incorporated or has its principal office as a result of war, terrorism, civil disturbance, currency regulations, or any circumstances arising out of political, financial, or economic emergency.

Unless it is prohibited by law from doing so, immediately upon the Subscribing Reinsurer’s knowledge of a circumstance set forth in this paragraph, the Subscribing Reinsurer must notify the Company of such event in writing, by electronic mail, certified mail, or a nationally or internationally recognized delivery service.

B.

Termination shall be effected on a cut-off basis and the Subscribing Reinsurer shall have no liability with respect to Loss Occurrences commencing after termination. The reinsurance premium due the Subscribing Reinsurer hereunder (including any minimum reinsurance premium) shall be prorated based on the period of the Subscribing Reinsurer’s participation hereon, and the Subscribing Reinsurer shall immediately return any excess reinsurance premium received. Reinstatement premium, if any, shall be calculated based on the Subscribing Reinsurer’s reinsurance premium earned during the period of the Subscribing Reinsurer’s participation hereon.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

C.

Additionally, in the event of any of the circumstances listed in paragraph A of this Article, the Company shall have the option to commute the Subscribing Reinsurer’s liability for losses on Policies covered by this Contract. In the event the Company and the Subscribing Reinsurer cannot agree on the commutation amount, they shall appoint an actuary and/or appraiser to assess such amount and shall share equally any expense of the actuary and/or appraiser. If the Company and the Subscribing Reinsurer cannot agree on an actuary and/or appraiser, the Company and the Subscribing Reinsurer each shall nominate three individuals, of whom the other shall decline two, and the final appointment shall be made by drawing lots. Until the final resolution of any such commutation, settlements of amounts due hereunder shall continue in accordance with the terms of this Contract. Payment by the Subscribing Reinsurer of the amount of liability ascertained shall constitute a complete and final release of both parties in respect of liability arising from the Subscribing Reinsurer’s participation under this Contract.

D.	The Company’s option to require commutation under paragraph C above shall survive the termination or expiration of this Contract.

ARTICLE 6 - RUN-OFF REINSURERS

A.	“Run-off Reinsurer” means any Subscribing Reinsurer that:

1.	has been ordered by a state insurance department or other legal authority to cease writing business, or has been placed under regulatory supervision or in rehabilitation; or

2.	has ceased reinsurance underwriting operations; or

3.	has transferred its claims-paying authority to an unaffiliated entity; or

4.

engages in a process of Scheme of Arrangement or similar procedure related to this Contract, including but not limited to an insurance business transfer scheme pursuant to Part VII of the Financial Services and Markets Act 2000 (U.K.), as may be amended from time to time; or

5.	in any other way has assigned its interests or delegated its obligations under this Contract to an unaffiliated entity.

Notwithstanding the foregoing, agreement by a Lloyd’s syndicate to follow claim settlements procedures under Lloyd’s Claims Lead Arrangements shall not constitute a transfer of its claims-paying authority or an assignment of its interests or a delegation of its obligations, for purposes of subparagraphs A(3) and A(5) above.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

B.

Notwithstanding any other provision of this Contract, in the event that a Subscribing Reinsurer becomes a Run-off Reinsurer at any time, the Company may elect, by giving written notice to the Run-off Reinsurer at any time thereafter, that all or any of the following shall apply to the Run-off Reinsurer’s participation hereunder:

1.	If the Run-off Reinsurer does not pay a claim or raise a query concerning the claim within 30 days of billing, it shall be estopped from denying such claim and must pay immediately.

2.

If payment of any claim has been received from Subscribing Reinsurers constituting at least [***]% of the interests and liabilities of all Subscribing Reinsurers that participated on this Contract and are active as of the due date; it being understood that said date shall not be later than 90 days from the date of transmittal by the Intermediary of the initial billing for each such payment, the Run-off Reinsurer shall be estopped from denying such claim and must pay within 10 days following transmittal to the Run-off Reinsurer of written notification of such payments. For purposes of this subparagraph, a Subscribing Reinsurer shall be deemed to be active if it is not a Run-off Reinsurer.

3.

In the event any payment due the Company from the Run-off Reinsurer hereunder is not received by the Intermediary by the payment due date, the interest penalty specified in the Late Payments Article shall be increased for each such payment on the last Business Day of each month as follows:

a.	The number of full days that have expired since the overdue date or the last monthly calculation, whichever the lesser; times

b.	1/365th of the sum of:

i.	the six-month United States Treasury Bill rate as quoted in The Wall Street Journal on the first Business Day of the month for which the calculation is made; plus

ii.	1% plus 0.5% for each 30 days that the payment is past due, subject to a maximum of 8.0%; times

c.

The amount past due, including accrued interest. Interest shall accumulate until payment of the original amount due plus interest penalties has been received by the Intermediary. However, if the interest rate provided under this subparagraph exceeds the maximum interest rate allowed by applicable law, such interest rate shall be modified to the highest rate permitted by the applicable law.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

For purposes of this subparagraph, payments from the Run-off Reinsurer to the Company shall be due on the date on which the demand for payment (including delivery of bordereaux or quarterly or monthly reports) is received by the Run-off Reinsurer, and shall be overdue 30 days thereafter.

If the information contained in the Company’s demand for payment is insufficient or not in accordance with the conditions of this Contract, then within 30 days the Run-off Reinsurer shall request from the Company all additional information necessary to validate its claim and the payment due date, as defined above, shall be deemed to be the date upon which the Run- off Reinsurer received the requested additional information. This paragraph is only for the purpose of establishing when a payment is overdue, and shall not alter the provisions of the Notice of Loss and Loss Settlements Article or other pertinent contractual stipulations.

Should the Run-off Reinsurer dispute a claim presented by the Company and the timeframes set out above be exceeded, interest as stipulated in this subparagraph shall be payable for the entire overdue period, but only for the amount of the final settlement with the Reinsurer.

4.

The Run-off Reinsurer’s liability for losses for Policies covered by this Contract shall be commuted. In the event the Company and the Run-off Reinsurer cannot agree on the commutation amount of the Run-off Reinsurer’s liability under such Policies, they shall appoint an actuary and/or appraiser to assess such liability and shall share equally any expense of the actuary and/or appraiser. If the Company and the Run-off Reinsurer cannot agree on an actuary and/or appraiser, the Company and the Run-off Reinsurer each shall nominate three individuals, of whom the other shall decline two, and the final appointment shall be made by drawing lots. Until the final resolution of any such commutation, settlements of amounts due hereunder shall continue in accordance with the terms of this Contract. Payment by the Run-off Reinsurer of the amount of liability ascertained shall constitute a complete and final release of both parties under this Contract.

5.

The Run-off Reinsurer shall have no right of access to the Records of the Company if the Run-off Reinsurer has denied payment of any claim hereunder or there is a pending arbitration between the Company and the Run-off Reinsurer regarding any claim hereunder. A reservation of rights shall be considered a denial of a claim.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

6.

The Run-off Reinsurer shall immediately provide funding of liabilities (the “Reinsurer’s Obligations”) as set forth in the Reserves and Funding Article. This subparagraph does not apply to the Run-off Reinsurer to the extent that the Run-off Reinsurer has already provided funding under the Reserves and Funding Article.

7.	The provisions of the Arbitration Article shall not apply.

ARTICLE 7 - TERRITORY

The territorial limits of this Contract shall be identical with those of the Company’s Policies.

ARTICLE 8 - SANCTIONS LIMITATION CLAUSE

No Reinsurer shall be deemed to provide cover and no Reinsurer shall be liable to pay any claim or provide any benefit hereunder to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose that Reinsurer to any sanction, prohibition or restriction under United Nations’ resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America.

ARTICLE 9 - EXCLUSIONS

A.	This Contract does not apply to and specifically excludes:

1.	Reinsurance assumed by the Company, except:

a.	Inter-company reinsurance;

b.	Policies providing facultative reinsurance of liability which, if written directly, would be covered hereunder;

c.	Business the Company would have otherwise written on a direct basis;

d.	Policies issued to state funds with respect to those interests in which the state has a direct insurable interest;

e.

Policies providing reinsurance of so-called captive insurance companies (or reciprocal companies or risk retention groups or similar arrangements however styled) with respect to insurance written by the captive company or entity which is affiliated with the captive company; and

f.	Business written at the request of the Company through any insurance company and then reinsured 100% with the Company.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

2.

All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

3.	Financial guarantee and insolvency business.

4.	Loss excluded by the Nuclear Incident Exclusion Clause – Physical Damage – Reinsurance – U.S.A. – NMA 1119 attached to and forming part of this Contract.

5.	Losses excluded by the Pools, Associations and Syndicates Exclusion Clause attached to and forming part of this Contract.

6.	All assessments from Citizens Property Insurance Corporation, Texas Windstorm Insurance Association, Louisiana Citizens Property Insurance Corporation and the Florida Hurricane Catastrophe Fund.

7.

Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 500-feet of the insured premises; however, public utilities extension and/or suppliers extension and/or contingent business interruption coverage are not subject to this exclusion, provided that these are not part of a transmitters’ or distributors’ Policy.

8.

Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but this exclusion shall not apply to loss or damage covered under a standard Policy with a standard War Exclusion Clause.

9.

Loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company’s property loss under the applicable original Policy.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

10.	Losses excluded by the Terrorism Exclusion (NMA 2930A) Clause attached to and forming part of this Contract.

11.	Losses excluded by the Communicable Disease Exclusion (Property Treaty Reinsurance) (LMA 5394) Clause attached to and forming part of this Contract.

12.	Losses excluded by the Cyber Loss Exclusion (Property Treaty Reinsurance) (LMA 5411) Clause attached to and forming part of this Contract.

13.	Fungi as per the “Fungi Coverage Limitation (Property Catastrophe Reinsurance)” attached to and forming part of this Contract.

14.	Losses excluded by the attached Strike, Riot, Civil Commotion and Malicious Act Exclusion.

B.

If the Company inadvertently issues a Policy falling within the scope of paragraph A above, other than subparagraphs A(3), A(4), A(8), A(10), A(11) and A(14), such Policy shall be covered hereunder, provided that the Company issues, or causes to be issued, the required notice of cancellation within 30 days after a member of the executive or managerial staff at the Company’s home office having underwriting authority in the class of business involved becomes aware that the Policy applies to excluded classes, unless the Company is prevented from canceling said Policy within such period by applicable statute or regulation, in which case such Policy shall be covered hereunder until the earliest date on which the Company may cancel.

C.

Should an arbitration decision or any judicial or regulatory entity having jurisdiction invalidate any exclusion in (or expand coverage of) the Company’s Policy that is also the subject of one or more of the exclusions set forth in paragraph A above, other than subparagraphs A(3), A(4), A(8), A(10), A(11) and A(14), then a loss for which the Company is liable because of such invalidation (or expansion) of coverage shall not be excluded hereunder.

D.

The exclusions enumerated in paragraph A above, other than subparagraphs A(3), A(4), A(8), A(10), A(11) and A(14), shall not apply when they are merely incidental to the main operations or exposures of the insured, provided such main operations or exposures are also covered by the Company and are not themselves excluded from the scope of this Contract. The Company will be the sole judge of what is “incidental.”

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

ARTICLE 10 - SPECIAL ACCEPTANCES

A.

Business that is not within the scope of this Contract may be submitted to a Subscribing Reinsurer for special acceptance hereunder and such business, if accepted by the Subscribing Reinsurer, shall be subject to all terms, conditions, and limitations of this Contract, except as modified by the special acceptance. Should denial of a request for special acceptance not be received from the Reinsurer within three Business Days of the Subscribing Reinsurer’s receipt of said request, the special acceptance shall be deemed automatically agreed.

B.

Any special acceptance business covered under the reinsurance contract being replaced by this Contract shall be automatically covered hereunder. Furthermore, should the Subscribing Reinsurer become a party to this Contract subsequent to the acceptance of any business not normally covered hereunder, it shall automatically accept same as being part of this Contract.

ARTICLE 11 - PREMIUM

A.

As respects each Excess Layer, the Company shall pay the Reinsurer a deposit premium (2) in accordance with the Premium Schedule set forth below. The adjusted premium to be paid to the Reinsurer for the reinsurance provided under each Excess Layer shall be calculated at the rate applicable to each Excess Layer (1) multiplied by the Company’s Probable Maximum Loss as of September 30, 2025, subject to the applicable minimum premium (3) as stated in the below Premium Schedule:

PREMIUM SCHEDULE
Excess Layer	Rate (1)		Deposit Premium (2)	Minimum Premium (3)
First Layer	[***]	%	$[***]	$[***]
Second Layer	[***]	%	$[***]	$[***]
Third Layer	[***]	%	$[***]	$[***]
Fourth Layer	[***]	%	$[***]	$[***]
Fifth Layer	[***]	%	$[***]	$[***]
Sixth Layer	[***]	%	$[***]	$[***]

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

B.	The deposit premium for each excess layer set forth in paragraph A above shall be payable to the Reinsurer by the Company in installments as follows:

DEPOSIT INSTALLMENT SCHEDULE
Excess Layer	May 1, 2025		Aug 1, 2025		Nov 1, 2025		Feb 1, 2025
First Layer		[***]		[***]		[***]		[***]
Second Layer		[***]		[***]		[***]		[***]
Third Layer	$	[***]	$	[***]	$	[***]	$	[***]
Fourth Layer	$	[***]	$	[***]	$	[***]	$	[***]
Fifth Layer	$	[***]	$	[***]	$	[***]	$	[***]
Sixth Layer	$	[***]	$	[***]	$	[***]	$	[***]

C.

Within 30 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder in accordance with paragraph A above. In the event that the premium so calculated exceeds [***]% of the deposit premium paid in accordance with paragraphs A and B of this Article, the Company shall promptly pay the Reinsurer the difference. Should the premium so calculated be less than [***]% of the deposit premium paid in accordance with paragraphs A and B of this Article, the Reinsurer shall promptly pay the Company the difference, subject to the minimum premiums for the term of this Contract as set forth in the Premium Schedule of paragraph A. above.

D.

“Probable Maximum Loss” means the 100-year return period probable maximum loss estimates, as respects the peril of hurricane as determined by AIR Touchstone v11.5 long term results (including standard event rates and secondary uncertainty and demand surge, but without storm surge), for the in force insurance portfolio subject to this reinsurance, all calculated as of September 30, 2025.

E.	The Company shall furnish the Reinsurer with such information as may be required by the Reinsurer for completion of its financial statements.

ARTICLE 12 - FLORIDA HURRICANE CATASTROPHE FUND

A.

As respects Loss Occurrences subject to this Contract, any loss reimbursement recoverable by the Company under the Florida Hurricane Catastrophe Fund (“FHCF”), shall be deducted in determining Ultimate Net Loss under this Contract, subject to the following:

1.

The full reimbursement amount due from the FHCF for coverage under the Mandatory Layer, based on statutory limits of coverage as of June 1, 2025 shall be deemed recovered by the Company, whether or not actually received from the FHCF and whether or not reduced because of the FHCF’s inability to pay.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

2.	Any other FHCF recoveries shall be disregarded for purposes of determining Ultimate Net Loss subject to this Contract.

3.

For purposes of allocating recoveries from the FHCF with respect to each Loss Occurrence, only amounts recoverable by applying the pay-out and retention multiples for the FHCF prior to any reduction in retention due to multiple Loss Occurrences in the same annual period shall be included in calculating the deduction from Ultimate Net Loss.

4.

If the Company’s aggregate limit of FHCF reimbursement coverage is exhausted by losses from multiple Loss Occurrences, and the FHCF does not designate the portion of said limit allocable to each Loss Occurrence, the FHCF reimbursement received shall be allocated to each individual Loss Occurrence in the proportion that the Company’s losses in that Loss Occurrence bear to the Company’s total losses arising out of all Loss Occurrences that have exhausted the FHCF coverage.

B.

For purposes of loss recoveries under this Contract prior to the final determination of the Company’s retention and limit under the 2025/2026 FHCF reimbursement contract, FHCF coverage shall be calculated using the Company’s “Projected Payout Multiple” under the FHCF. Upon determination of the Company’s retention and limit under the FHCF, losses will be adjusted, recognizing any adjustment to the “Projected Payout Multiple” caused by a change in the Aggregate Mandatory FHCF Premium but disregarding any change due to a decrease in the statutory limit.

C.	Any FHCF reimbursement premiums paid by the Company for FHCF layers that inure to the benefit of this Contract shall be deemed to be premiums paid for inuring reinsurance.

ARTICLE 13 - DEFINITIONS

A.

“Ultimate Net Loss” means the actual loss paid by the Company or which the Company becomes liable to pay, such loss to include the allowance for Loss Adjustment Expense, as hereinafter defined, any Extra Contractual Obligation and any Loss in Excess of Policy Limits as defined in the Extra Contractual Obligations/Excess of Policy Limits Article.

1.

Salvages and all recoveries (including amounts due from all reinsurances that inure to the benefit of this Contract, whether recovered or not), shall be first deducted from such loss to arrive at the amount of liability attaching hereunder.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

2.

All salvages, recoveries or payments recovered or received subsequent to loss settlement hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

3.

The Company shall be deemed to be “liable to pay” a loss when a judgment has been rendered that the Company does not plan to appeal, and/or the Company has obtained a release, and/or the Company has accepted a proof of loss.

4.	Nothing in this clause shall be construed to mean that losses are not recoverable hereunder until the Company’s “Ultimate Net Loss” has been ascertained.

B.

“Loss Adjustment Expense” means costs and expenses incurred by the Company in connection with the administration, investigation, negotiation, appraisal, adjustment, settlement, litigation, defense, deposition or appeal of a specific claim or loss, or alleged loss, including but not limited to:

1.	court costs;

2.	costs of supersedeas and appeal bonds;

3.	monitoring counsel expenses;

4.	legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, including but not limited to declaratory judgment actions;

5.	post-judgment interest;

6.	pre-judgment interest, unless included as part of an award or judgment;

7.

a pro rata share of salaries and expenses of Company field employees, calculated in accordance with the time occupied in adjusting such loss, and expenses of other Company employees who have been temporarily diverted from their normal and customary duties and assigned to the field adjustment of losses covered by this Contract; and

8.	subrogation, salvage and recovery expenses.

“Loss Adjustment Expense” does not include salaries and expenses of the Company’s employees, except as provided in subparagraph B(7) above, and office and other overhead expenses.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

Notwithstanding the foregoing, for the purposes of this Contract, it is understood that Ultimate Net Loss shall include an allowance for Loss Adjustment Expense, which shall be equal to [***]% of all other amounts included within Ultimate Net Loss as defined in this Article.

C.

“Loss Occurrence” means the sum of all individual losses sustained by the Company arising out of and directly occasioned by any one “Named Storm,” including any other peril directly resulting therefrom. “Named Storm” means any storm or storm system declared by the US National Hurricane Center, US Central Pacific Hurricane Center, US Weather Prediction Center, or their successor organizations, all being divisions of the US National Weather Service to be a tropical storm or hurricane, and any successors thereof. A storm or storm system that merges with a “Named Storm” shall be considered part of that “Named Storm,” once it has merged. A “Named Storm” shall be deemed to begin at the effective time and date of the first watch, warning or other official advisory applicable to such tropical storm or hurricane issued by the above referenced governmental meteorological agencies. A “Named Storm” shall be deemed to end 96 hours after the cancellation of the last watch, warning or other official advisory applicable to such tropical storm, hurricane or successor, issued by the above referenced governmental meteorological agencies irrespective of the duration of the timing or spacing between such watches, warnings or other official advisories. If the storm tracks of two or more Named Storms cross and one Named Storm absorbs the other or both Named Storms dissipate, all individual losses sustained by the Company up to the time and date of any such absorption or dissipation shall remain allocated to the Named Storm which directly occasioned them.

D.	“Policy” means any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company.

E.	“Business Day” means a day that is not a Saturday, Sunday or a U.S. federal holiday.

ARTICLE 14 - EXTRA CONTRACTUAL OBLIGATIONS/EXCESS OF POLICY LIMITS

A.

This Contract shall cover Extra Contractual Obligations, as provided in the definition of Ultimate Net Loss. “Extra Contractual Obligations” shall be defined as those liabilities not covered under any other provision of this Contract and that arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

B.

This Contract shall cover Loss in Excess of Policy Limits, as provided in the definition of Ultimate Net Loss. “Loss in Excess of Policy Limits” shall be defined as Loss in excess of the Policy limit, having been incurred because of, but not limited to, failure by the Company to settle within the Policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

C.

An Extra Contractual Obligation and/or Loss in Excess of Policy Limits shall be deemed to have occurred on the same date as the loss covered under the Company’s Policy, and shall constitute part of the original loss.

D.

For the purposes of the Loss in Excess of Policy Limits coverage hereunder, the word “Loss” shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

E.	Loss Adjustment Expense in respect of Extra Contractual Obligations and/or Loss in Excess of Policy Limits shall be covered hereunder in the same manner as other Loss Adjustment Expense.

F.

However, this Article shall not apply where the loss has been incurred due to a final, non-appealable legal adjudication of fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

G.	In no event shall coverage be provided to the extent not permitted under law.

ARTICLE 15 - NET RETAINED LIABILITY

A.	This Contract applies only to that portion of any loss that the Company retains net for its own account (prior to deduction of any reinsurance that inures solely to the benefit of the Company).

B.

The amount of the Reinsurer’s liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts that may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

ARTICLE 16 - ORIGINAL CONDITIONS

All reinsurance under this Contract shall be subject to the same terms, conditions, waivers and interpretations, and to the same modifications and alterations as the respective Policies of the Company. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

ARTICLE 17 - NO THIRD PARTY RIGHTS

This Contract is solely between the Company and the Reinsurer, and in no instance shall any insured, claimant or other third party have any rights under this Contract except as may be expressly provided otherwise herein.

ARTICLE 18 - NOTICE OF LOSS AND LOSS SETTLEMENTS

A.

The Company shall advise the Reinsurer promptly of all losses that, in the opinion of the Company, may result in a claim hereunder and of all subsequent developments thereto that may materially affect the position of the Reinsurer.

B.	The Company alone and at its full discretion shall adjust, settle or compromise all claims and losses.

C.

As respects losses subject to this Contract, all loss settlements made by the Company, whether under strict Policy terms or by way of compromise, and any Extra Contractual Obligations and/or Loss in Excess of Policy Limits, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay or allow, as the case may be, its share of each such settlement immediately upon receipt of proof of loss, provided such settlements are within the terms of this Contract.

ARTICLE 19 - CASH CALL

Notwithstanding the provisions of the Notice of Loss and Loss Settlements Article, upon the request of the Company, the Reinsurer shall pay any amount with regard to a loss settlement or settlements that are scheduled to be made (including any payments projected to be made) within the next 30 days by the Company, subject to receipt by the Reinsurer of a satisfactory proof of loss. Such agreed payment shall be made within five days from the date the demand for payment was transmitted to the Reinsurer.

ARTICLE 20 - LATE PAYMENTS

(The provisions of this Article shall not be implemented unless specifically invoked by the Company in writing.)

A.

In the event that any amount due the Company is not received by the Intermediary hereunder by the payment due date, the Company may, by notifying the Intermediary in writing, require the Reinsurer to pay, and the Reinsurer agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last Business Day of each month as follows:

1.	The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; multiplied by

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

2.	1/365th of a rate equal to the U.S. Prime Rate as published in The Wall Street Journal on the first Business Day following the date a remittance becomes due plus 3%; multiplied by

3.	The amount past due, including accrued interest.

It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties has been received by the Intermediary.

B.	The establishment of the payment due date shall, for purposes of this Article, be determined in accordance with the applicable Article of this Contract.

C.

For purposes of interest calculation only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary. The validity of any claim or payment may be contested under the provisions of this Contract. If the Reinsurer prevails in an arbitration, or any other proceeding, there shall be no interest penalty due. Otherwise, any interest shall be calculated and due as outlined above. Furthermore, if the Reinsurer pays any claim hereunder that it is contesting and prevails in such action, the Company shall return such payment plus pay interest on same, at a rate calculated as per the provisions of paragraph A, above; however, such calculation is to begin from the actual date of remittance of funds from the Reinsurer through the date the funds are returned.

ARTICLE 21 - OFFSET

A.

The Company and the Reinsurer may offset any balance or amount due from one party to the other under the terms of this Contract or any other contract heretofore or hereafter entered into by and between them, whether acting as ceding company or assuming reinsurer. However, in the event of the insolvency, administrative supervision, or receivership of a party hereto, offsets shall be allowed only in accordance with applicable statutes and regulations. For the purposes of determining the date when a party’s obligation is incurred with regards to liability for premium (including any deposits and reinstatements) under such statutes and regulations, the Company and the Reinsurer hereby agree that such date shall be the occurrence of a covered event resulting in Loss under the Contract.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

B.

Should the Company go into liquidation or should a receiver be appointed, all amounts due, or that would become due (including all deposits and reinstatements, net of adjustments, if any) either the Company or Reinsurer, whether by reason of premium, losses, or otherwise under this Contract or any other contract heretofore or hereafter entered between the parties (whether such contract is all assumed or ceded), shall be subject to the right of offset at any time and from time to time, and upon the exercise of the same, only the net balance shall be due.

ARTICLE 22 - CURRENCY

A.	Where the word “dollars” and/or the sign “$” appear in this Contract, they shall mean United States dollars.

B.

For purposes of this Contract, where the Company receives premiums or pays losses in currencies other than United States dollars, such premiums or losses shall be converted into United States dollars at the actual rates of exchange at the date these premiums or losses are entered in the Company’s books.

ARTICLE 23 - RESERVES AND FUNDING

A.	This Article applies:

1.	only to the extent a Subscribing Reinsurer does not qualify for credit with any insurance regulatory authority having jurisdiction over the Company’s reserves, or

2.

to a Subscribing Reinsurer qualified as a reciprocal jurisdiction reinsurer with any such insurance regulatory authority in the event such Subscribing Reinsurer resists enforcement of a final judgment that is enforceable under the law of the jurisdiction in which it was obtained or a properly enforceable arbitration or arbitral award obtained by the Company or any legal successor, in which case such Subscribing Reinsurer shall fund 100% of its share of the Reinsurer’s Obligations as hereinafter provided.

B.

As regards Policies issued by the Company coming within the scope of this Contract, the Company agrees that, when it files with the insurance regulatory authority or sets up on its books reserves for liabilities which it is required by law to set up, it shall forward to the Subscribing Reinsurer a report showing the proportion of such reserves which is applicable to the Subscribing Reinsurer. The Subscribing Reinsurer shall fund 100% of its portion of such reserves in respect of:

1.	Loss and Loss Adjustment Expense paid by the Company but not recovered from the Subscribing Reinsurer;

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

2.	Known outstanding losses that have been reported to the Subscribing Reinsurer and loss expense relating thereto;

3.	Reserves for loss and Loss Adjustment Expense incurred but not reported;

4.	Unearned premium (if applicable);

5.	All other amounts for which the Company cannot take credit on its financial statements unless funding is provided by the Subscribing Reinsurer;

as shown in the report prepared by the Company (hereinafter referred to as “Reinsurer’s Obligations”). The Reinsurer’s Obligations shall be funded by funds withheld, cash advances, escrow accounts for the benefit of the Company, Letters of Credit (“LOC”), Trust Account, or a combination thereof. The Subscribing Reinsurer shall have the option of determining the method of funding, subject always to the provision that (a) the method of funding and (b) the terms and provisions of any such LOC or Trust Account and (c) the quality of assets in any Trust Account are all acceptable to the Company and also meet the requirements of each applicable insurance regulatory authority having jurisdiction over the Company’s reserves. In the event a provision of any such funding instrument jeopardizes the Company’s ability to obtain full credit for reinsurance, such provision shall be void and shall be amended to comply with applicable credit for reinsurance requirements. The Subscribing Reinsurer shall provide funding and/or any adjustments thereto in time for the Company to meet the requirements of each applicable insurance regulatory authority having jurisdiction over the Company’s reserves.

C.

When funding in whole or in part by an LOC, the Subscribing Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional LOC dated on or before December 31 of the year in which the request is made (on or before the last day of the calendar quarter for any quarterly adjustment), issued by a member of the Federal Reserve System or any bank approved for use by the NAIC Securities Valuation Office, and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company’s reserves in an amount equal to the Reinsurer’s Obligations. Such LOC shall be issued for a period of not less than one year and shall include an “evergreen clause,” which automatically extends the term for at least one additional year at each expiration date unless 60 days (or such other time period as may be required by the applicable insurance regulatory authorities) prior to any expiration date the issuing bank notifies the Company by certified or registered mail that the issuing bank elects not to consider the LOC extended for any additional period. Further, when funding by LOC, if the issuing bank has been put under negative credit watch by a major rating agency or is

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

removed from the list of banks approved by the NAIC Securities Valuation Office, the Company may require that a replacement LOC be issued by a bank acceptable to the Company, by providing the Subscribing Reinsurer with written notice requesting such replacement LOC. If the Subscribing Reinsurer fails to provide acceptable replacement security within 10 Business Days following receipt of the Company’s notice, the Company may draw upon the existing LOC in amounts equal to the Reinsurer’s Obligations.

D.

The Subscribing Reinsurer and Company agree that any funding provided by the Subscribing Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for the following purposes:

1.	To reimburse the Company for the Subscribing Reinsurer’s share of unearned premium on Policies reinsured hereunder on account of cancellations of such Policies;

2.	To reimburse the Company for the Reinsurer’s Obligations, the payment of which is due under the terms of this Contract and which has not been otherwise paid;

3.

To make refund of any sum which is in excess of the actual amount required to pay the Reinsurer’s Obligations under this Contract (or in excess of [***]% of Reinsurer’s Obligations, if funding is provided by a Trust Account);

4.

To fund an account with the Company for the Reinsurer’s Obligations if such LOC is under notice of non-renewal or not replaced by the Subscribing Reinsurer within 10 days prior to its expiration. Such cash deposit shall be held in an interest bearing account separate from the Company’s other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Subscribing Reinsurer. Any taxes payable on accrued interest shall be paid out of the assets in the account that are in excess of the Reinsurer’s Obligations (or in excess of [***]% of the Reinsurer’s Obligations, if funding is provided by a Trust Account). If the assets are inadequate to pay taxes, any taxes due shall be paid by the Subscribing Reinsurer;

5.	To pay the Subscribing Reinsurer’s share of any other amounts the Company claims are due under this Contract.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

In the event the amount drawn by the Company on any funding provided by the Subscribing Reinsurer is in excess of the actual amount required for subparagraph D(1), D(2), or D(4) or, in the case of subparagraph D(5), the actual amount determined to be due, the Company shall promptly return to the Subscribing Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Subscribing Reinsurer.

E.

The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

F.

At annual intervals, or more frequently at the discretion of the Company, but never more frequently than quarterly, the Company shall prepare a specific report of the Reinsurer’s Obligations, for the sole purpose of amending the LOC or other method of funding, in the following manner:

1.

If the report shows that the Reinsurer’s Obligations exceed the available balance of the funds withheld and/or cash advances and/or escrow accounts and/or LOC and/or Trust Account as of the report date, the Subscribing Reinsurer shall, within 30 days after receipt of notice of such excess, make an adjustment to increase the available balance of funds withheld and/or cash advances and/or escrow accounts and/or LOC and/or Trust Account by the amount of such excess. Should another method of funding be used, the Subscribing Reinsurer shall, within the time period outlined above, increase such funding by the amount of such difference.

2.

If, however, the report shows that the Reinsurer’s Obligations are less than the available balance of the funds withheld and/or cash advances and/or escrow accounts and/or LOC and/or Trust Account, as of the report date, the Company shall, within 30 days after receipt of written request from the Subscribing Reinsurer, release such excess funding by making or allowing an adjustment to the funds withheld and/or cash advances and/or escrow accounts and/or LOC and/or Trust Account. Where the Reinsurer is funding via a Trust Account, only amounts in excess of [***]% of Reinsurer’s Obligations shall be subject to release under this paragraph.

G.

Should the Subscribing Reinsurer be in breach of its obligations under this Article, notwithstanding anything to the contrary elsewhere in this Contract, the Company may seek relief in respect of said breach from any court having competent jurisdiction over the parties hereto.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

ARTICLE 24 - TAXES

A.

In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns, other than Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

B.

Each Subscribing Reinsurer has agreed to allow, for the purpose of paying the Federal Excise Tax, the applicable percentage of the premium payable hereon (as imposed under the Internal Revenue Code) to the extent such premium is subject to Federal Excise Tax. Should the Reinsurer claim exempt status from Federal Excise Tax, it shall provide to the Company, upon its request, proof that the exempt status adequately satisfies the rules as imposed under the Internal Revenue Code and any other applicable U.S. government authority.

C.

In the event of any return of premium becoming due hereunder, the Subscribing Reinsurer shall deduct the applicable percentage of the premium from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

D.

As respects premiums ceded to the Reinsurer under this Contract, the Reinsurer agrees to indemnify the Company for any liability, expense, interest, or penalty it may incur by reason of the Reinsurer’s breach of this Article.

ARTICLE 25 - ACCESS TO RECORDS

A.

The Reinsurer or its duly authorized representatives shall have the right to visit the offices of the Company to inspect, examine, audit, and verify any of the policy, accounting or claim files (“Records”) relating to business reinsured under this Contract during regular business hours after giving five Business Days’ prior notice. This right shall be exercisable during the term of this Contract or after the expiration of this Contract. Notwithstanding the above, the Reinsurer shall not have any right of access to the Records of the Company if it is not current in all undisputed payments due the Company.

B.

Notwithstanding the above, the Company reserves the right to withhold from the Reinsurer any Privileged Documents. However, the Company shall permit and not object to the Reinsurer’s access to Privileged Documents in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against all claimants and all parties to such adjudications; the Company may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, and the Company’s defense might be jeopardized by release of such Privileged Documents. In the

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

event that the Company seeks to defer release of such Privileged Documents, it shall, in consultation with the Reinsurer, take other steps as reasonably necessary to provide the Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections. The Reinsurer shall not have access to Privileged Documents relating to any dispute between the Company and the Reinsurer.

C.	For purposes of this Article:

1.	“Privileged Documents” means any documents that are Attorney-Client Privilege Documents and/or Work Product Privilege Documents.

2.

“Attorney-Client Privilege Documents” means communications of a confidential nature between (a) the Company, or anyone retained by or at the direction of the Company, or its in house or outside legal counsel, or anyone in the control of such legal counsel, and (b) any in-house or outside legal counsel, if such communications relate to legal advice being sought by the Company and/or contain legal advice being provided to the Company.

3.

“Work Product Privilege Documents” means communications, written materials and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.

ARTICLE 26 - CONFIDENTIALITY

A.

The Reinsurer hereby acknowledges that the documents, information and data provided to it by the Company, whether directly or through an authorized agent, in connection with the placement and execution of this Contract (“Confidential Information”) are proprietary and confidential to the Company. Confidential Information shall not include documents, information or data that the Reinsurer can show:

1.	are publicly known or have become publicly known through no unauthorized act of the Reinsurer;

2.	have been rightfully received from a third person without obligation of confidentiality;

3.	were known by the Reinsurer prior to the placement of this Contract without an obligation of confidentiality; or

4.	were independently developed by the Reinsurer.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

B.	Absent the written consent of the Company, the Reinsurer shall not disclose any Confidential Information to any third parties, including any affiliated companies, except:

1.	when required by retrocessionaires subject to the business ceded to this Contract;

2.	when required by regulators performing an audit of the Reinsurer’s records and/or financial condition; or

3.	when required by external auditors performing an audit of the Reinsurer’s records in the normal course of business; or

4.	when required by its legal counsel.

Further, the Reinsurer agrees not to use any Confidential Information for any purpose not related to the performance of its obligations or enforcement of its rights under this Contract.

C.

Notwithstanding the above, in the event that the Reinsurer is required by court order, other legal process or any regulatory authority to release or disclose any or all of the Confidential Information, the Reinsurer agrees to provide the Company with written notice of same at least 10 days prior to such release or disclosure, to the extent legally permissible, and to use reasonable efforts to assist the Company in maintaining the confidentiality provided for in this Article.

D.	The provisions of this Article shall extend to the officers, directors and employees of the Reinsurer and its affiliates, and shall be binding upon their successors and assigns.

ARTICLE 27 - INDEMNIFICATION AND ERRORS AND OMISSIONS

A.	The Reinsurer is reinsuring, subject to the terms and conditions of this Contract, the obligations of the Company under any Policy. The Company shall be the sole judge as to:

1.	what shall constitute a claim or loss covered under any Policy;

2.	the Company’s liability thereunder;

3.	the amount or amounts that it shall be proper for the Company to pay thereunder.

B.	The Reinsurer shall be bound by the judgment of the Company as to the obligation(s) and liability(ies) of the Company under any Policy.

C.

Any inadvertent error, omission or delay in complying with the terms and conditions of this Contract shall not be held to relieve either party hereto from any liability that would attach to it hereunder if such error, omission or delay had not been made, provided such error, omission or delay is rectified immediately upon discovery.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

ARTICLE 28 - INSOLVENCY

A.

If more than one reinsured company is referenced within the definition of “Company” in the Preamble to this Contract, this Article shall apply severally to each such company. Further, this Article and the laws of the domiciliary state shall apply in the event of the insolvency of any company covered hereunder. In the event of a conflict between any provision of this Article and the laws of the domiciliary state of any company covered hereunder, that domiciliary state’s laws shall prevail.

B.

In the event of the insolvency of the Company, this reinsurance (or the portion of any risk or obligation assumed by the Reinsurer, if required by applicable law) shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, either: (1) on the basis of the liability of the Company, or (2) on the basis of claims filed and allowed in the liquidation proceeding, whichever may be required by applicable statute, without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the Policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit that may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this reinsurance Contract as though such expense had been incurred by the Company.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

D.

As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Contract, the reinsurance shall be payable as set forth above by the Reinsurer to the Company or to its liquidator, receiver, conservator or statutory successor, (except as provided by Section 4118(a)(1)(A) of the New York Insurance Law, provided the conditions of 1114(c) of such law have been met, if New York law applies) or except (1) where the Contract specifically provides another payee in the event of the insolvency of the Company, or (2) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees. Then, and in that event only, the Company, with the prior approval of the certificate of assumption on New York risks by the Superintendent of Financial Services of the State of New York, or with the prior approval of such other regulatory authority as may be applicable, is entirely released from its obligation and the Reinsurer shall pay any loss directly to payees under such Policy.

ARTICLE 29 - ARBITRATION

A.

Any dispute arising out of the interpretation, performance or breach of this Contract, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration shall be in writing and sent certified or registered mail, return receipt requested.

B.

One arbitrator shall be chosen by each party and the two arbitrators shall then choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within 30 days after being requested to do so by the other party, the latter, after 10 days’ prior notice by certified or registered mail of its intention to do so, may appoint the second arbitrator.

C.

If the two arbitrators do not agree on a third arbitrator within 60 days of their appointment, the third arbitrator shall be chosen in accordance with the procedures for selecting the third arbitrator in force on the date the arbitration is demanded, established by the AIDA Reinsurance and Insurance Arbitration Society – U.S. (“ARIAS”). The arbitrators shall be persons knowledgeable about insurance and reinsurance who have no personal or financial interest in the result of the arbitration. If a member of the panel dies, becomes disabled or is otherwise unwilling or unable to serve, a substitute shall be selected in the same manner as the departing member was chosen and the arbitration shall continue without additional delay.

D.	Within 30 days after all arbitrators have been appointed, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules of hearings.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

E.

The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. Notwithstanding anything to the contrary in this Contract, the arbitrators may at their discretion, consider underwriting and placement information provided by the Company to the Reinsurer, as well as any correspondence exchanged by the parties that is related to this Contract. The arbitration shall take place in Tampa, Florida, or at such other place as the parties shall agree. The decision of any two arbitrators shall be in writing and shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

F.

The panel shall interpret this Contract as an honorable engagement rather than as merely a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business as promptly as possible after the hearings. Either party may apply to any court having jurisdiction for an order confirming the decision and award. If such an order is issued, the party applying for such an order shall be entitled to recover attorney’s fees and court costs from the party against whom confirmation is sought.

G.	Arbitration proceedings are subject to consolidation as follows:

1.

Single contract, multiple reinsurers, common issue: If more than one Subscribing Reinsurer is involved in arbitration where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such Subscribing Reinsurers, at the Company’s request, shall be joined in a single arbitration proceeding and shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the Subscribing Reinsurers constituting the one party; provided, however, that nothing therein shall impair the rights of such Subscribing Reinsurers to assert several, rather than joint defenses or claims, nor be construed as changing the liability of the Reinsurers under the terms of this Contract from several to joint.

2.

Single reinsurer, multiple contracts, common issue: If any Subscribing Reinsurer to this Contract has subscribed to other reinsurance contracts with the Company, under which a dispute has arisen where there are common questions of law or fact with the dispute being arbitrated under this Contract and a possibility of conflicting awards or inconsistent results, the Subscribing Reinsurer, at the Company’s request, shall arbitrate all such reinsurance disputes involving the same loss or common questions of law or fact in one consolidated proceeding, subject to the provisions of this Article.

3.

Single reinsurer, multiple contracts: If any Subscribing Reinsurer to this Contract has subscribed to other reinsurance contracts with the Company and various disputes have arisen under such contracts, regardless of whether or not there are common questions of law or fact, if mutually agreed to by the parties hereto, the parties shall arbitrate all reinsurance disputes in one consolidated proceeding, subject to the provisions of this Article.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

The agreement to consolidate disputes under this Contract and one or more other reinsurance contracts will supersede all other reinsurance contracts entered into between the Company and the Reinsurer, regardless of whether any other reinsurance contract may require or address consolidation.

H.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys’ fees, to the extent permitted by law.

ARTICLE 30 - SERVICE OF SUIT

A.

This Article applies only to those Reinsurers not domiciled in the United States of America, and/or not authorized in any state, territory and/or district of the United States of America where authorization is required by insurance regulatory authorities.

B.

This Article shall not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

C.

In the event of the failure of the Subscribing Reinsurer to perform its obligations under this Contract, the Subscribing Reinsurer, at the request of the Company, shall submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Subscribing Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. The Subscribing Reinsurer, once the appropriate court is selected, whether such court is the one originally chosen by the Company and accepted by the Subscribing Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, shall comply with all requirements necessary to give said court jurisdiction and, in any suit instituted against the Subscribing Reinsurer upon this Contract, shall abide by the final decision of such court or of any appellate court in the event of an appeal.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

D.

Service of process in such suit may be made upon Mendes & Mount, LLP, 750 Seventh Avenue, New York, New York 10019-6829, or another party specifically designated in the applicable Interests and Liabilities Agreement attached hereto. As respects Lloyd’s underwriters, service of process shall be made upon Lloyd’s America, Inc., Attention: Legal Department, 280 Park Avenue, East Tower, 25th Floor, New York, NY 10017. The above-named are authorized and directed to accept service of process on behalf of the Subscribing Reinsurer in any such suit.

E.

Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Subscribing Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance, or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

ARTICLE 31 - SEVERABILITY

If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

ARTICLE 32 - GOVERNING LAW

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Florida, exclusive of conflict of law rules. However, with respect to credit for reinsurance, the rules of all applicable states shall apply.

ARTICLE 33 - ENTIRE AGREEMENT

This Contract sets forth all of the duties and obligations between the Company and the Reinsurer and supersedes any and all prior or contemporaneous written agreements with respect to matters referred to in this Contract. This Contract may not be modified or changed except by an amendment to this Contract in writing signed by both parties. However, this Article shall not be construed as 1) limiting the admissibility of evidence regarding the formation, interpretation, purpose or intent of this Contract, nor 2) excluding any special acceptance made in accordance with the provisions of this Contract.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

ARTICLE 34 - NON-WAIVER

The failure of the Company or the Reinsurer to insist on compliance with this Contract or to exercise any right or remedy hereunder shall not constitute a waiver of any rights contained in this Contract nor prevent either party from thereafter demanding full and complete compliance nor prevent either party from exercising such remedy in the future.

ARTICLE 35 - NOTICES AND MODE OF EXECUTION

A.

Whenever a notice, statement, report or any other written communication is required by this Contract, unless otherwise specified, such notice, statement, report or other written communication may be transmitted by certified or registered mail, nationally or internationally recognized express delivery service, personal delivery, or electronic mail. With the exception of notices of termination, first class mail is also acceptable.

B.	This Contract may be executed by:

1.	an original written ink signature of paper documents;

2.	an exchange of facsimile copies showing the original written ink signature of paper documents; or

3.

electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person’s handwritten signature in such a manner that the signature is unique to the person signing, is under the sole control of the person signing, is capable of verification to authenticate the signature and is linked to the document signed in such a manner that if the data is changed, such signature is invalidated.

C.

The use of any one or a combination of these methods of execution shall constitute a legally binding and valid signing of this Contract. This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

ARTICLE 36 - AGENCY AND ALLOCATION

A.

For purposes of this Contract, including the sending and receiving of notices and payments, Safepoint Insurance Company shall be deemed the agent of Safepoint Insurance Company, Cajun Underwriters Reciprocal Exchange and Manatee Insurance Exchange. In no event, however, shall any reinsured entity be deemed the agent of another with respect to the terms of the Insolvency Article.

B.	Each reinsured company to this Contract agrees to honor the terms set forth herein as if this Contract were a separate agreement between the Reinsurer and each individually named reinsured company.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

Notwithstanding the provisions of the Offset Article, balances payable or recoverable by a Subscribing Reinsurer or individual reinsured company shall not serve to offset any balances payable or recoverable to or from any other reinsured company to this Contract. Notwithstanding anything contained in this Article, the Reinsurer’s limit of liability for all Loss Occurrences and for all reinsured companies during the term of this Contract, shall be limited as set forth in Retention and Limit Article.

C.

If a loss reinsured under this Contract involves more than one entity reinsured hereunder, Safepoint shall allocate the reinsurance recoveries for such loss to the reinsured entities based on the Reinsurance Allocation Agreement approved by the Florida Office of Insurance Regulation and Louisiana Department of Insurance. Safepoint shall also allocate the premium due the Reinsurer or any return premium due from the Reinsurer to the reinsured entities based on said Reinsurance Allocation Agreement.

D.

In the event that a difference of opinion or dispute arises between any entity reinsured hereunder as to the allocation of a reinsurance recovery or return premium under this Contract, and the Reinsurer has paid the total amount of such reinsurance recovery or return premium to the Company, the Reinsurer shall have no further liability to any entity reinsured hereunder with respect to such reinsurance recovery or return premium. Nor shall the Reinsurer have any obligation to participate in the resolution of any such difference of opinion or dispute, whether by arbitration or otherwise.

E.

Further, each entity reinsured hereunder agrees to indemnify and hold harmless the Reinsurer for all costs and expenses of any kind arising out of any difference of opinion or dispute related to the paragraph immediately above.

ARTICLE 37 - INTERMEDIARY

Acrisure Re US Limited is hereby recognized as the Intermediary negotiating this Contract. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, Loss Adjustment Expenses, salvage and loss settlements) relating hereto will be transmitted to the Company and the Reinsurer through Acrisure Re US Limited, 3060 S. Church St., PO Box 4, Building 400, 4th Floor, Burlington, NC 27215 (or its affiliates). Payments by the Company to Acrisure Re US Limited shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to Acrisure Re US Limited shall be deemed payment to the Company only to the extent that such payments are actually received by the Company.

[remainder of page left intentionally blank; signature page follows]

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Contract and confirms the Company’s review and acceptance of the terms and conditions provided in the attached Interests and Liabilities Agreement(s) attached to and forming part of this Contract.

Signed this 29th day of April, 2025.

SAFEPOINT INSURANCE COMPANY

By:
Printed Name:	Steve Hoffman
Title:	Chief Financial Officer

CAJUN UNDERWRITERS RECIPROCAL EXCHANGE

By:
Printed Name:	Steve Hoffman
Title:	Chief Financial Officer

MANATEE INSURANCE EXCHANGE

By:
Printed Name:	Steve Hoffman
Title:	Chief Financial Officer

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -

REINSURANCE - U.S.A.

1.

This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.

Without in any way restricting the operation of paragraph 1. of this clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

I.	Nuclear reactor power plants including all auxiliary property on the site, or

II.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and “critical facilities” as such, or

III.

Installations for fabricating complete fuel elements or for processing substantial quantities of “special nuclear material”, and for reprocessing, salvaging, chemically separating, storing or disposing of “spent” nuclear fuel or waste materials, or

IV.	Installations other than those listed in paragraph 2. III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.

Without in any way restricting the operations of paragraphs 1. and 2. hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph 3. shall not operate

(a)	where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)

where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this subparagraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

4.

Without in any way restricting the operations of paragraphs 1., 2. and 3. hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.	The term “special nuclear material” shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.	Reassured to be sole judge of what constitutes:

(a)	substantial quantities, and

(b)	the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph 1. hereof, it is understood and agreed that

(a)

all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this clause shall apply.

(b)

with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this clause shall apply.

12/12/57

NMA 1119

NOTES: Wherever used herein the terms:

“Reassured” shall be understood to mean “Company”, “Reinsured”, “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

“Agreement” shall be understood to mean “Agreement”, “Contract”, “Policy” or whatever other term is used to designate the attached reinsurance document.

“Reinsurers” shall be understood to mean “Reinsurers”, “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

Section A:

This Contract excludes:

a.	All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

b.

Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property, whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

Section B:

1.

This Contract excludes business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in, any Pool, Association or Syndicate, whether by way of insurance or reinsurance, formed for the purpose of writing any of the following:

Oil, Gas or Petro-Chemical Plants

Oil or Gas Drilling Rigs and/or

Aviation Risks

2.	The exclusion under paragraph 1 of this Section B does not apply:

a.	Where the Total Insured Value over all interests of the risk in question is less than $[***].

b.	To interests traditionally underwritten as Inland Marine and/or Stock and/or Contents written on a Blanket basis.

c.

To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under subparagraph (a).

Section C:

1.

Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in Residual Market Mechanisms, including but not limited to the following, for all perils otherwise protected hereunder shall not be excluded herefrom:

a.	So-called “Beach and Windstorm Plans” and so-called “Coastal Pools”;

b.	All “FAIR Plan” and “Rural Risk Plan” business;

c.	Louisiana Citizens Property Insurance Corporation;

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

d.	Texas Windstorm Insurance Association;

e.	Citizens Property Insurance Corporation; and

f.	any similar state-run insurance corporation applicable to business subject hereunder.

2.	However, this reinsurance does not include any increase in such liability resulting from:

a.	The inability of any other participant in such Residual Market Mechanisms to meet its liability;

b.

Any claim against a Residual Market Mechanism or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Exclusions Article);

c.	Any assessment or surcharge levied on the policyholder and therefore not a liability of the Company;

d.	Any assessments, other than interim and regular assessments, from a Residual Market Mechanism included in subparagraph 1(c) above.

3.

The Company may include in Ultimate Net Loss for any Loss Occurrence covered hereunder only the liability attributable to that Loss Occurrence. If the relevant entity does not specify what portion of an assessment is attributable to each Loss Occurrence, the Company may include in Ultimate Net Loss in respect of each Loss Occurrence a percentage of the Company’s assessments from the relevant entity related to the calendar year in which the Loss Occurrence commenced, regardless of when assessed, such percentage to be determined by dividing the relevant entity’s losses arising from the Loss Occurrence by its total losses for the calendar year.

4.

The Company will deduct from Ultimate Net Loss amounts received as recoupment of any assessment that has been included in the Ultimate Net Loss, provided the recoupment is directly allocable to the assessment (“itemized recoupment”). The Company shall use commercially reasonable efforts to recoup such assessment. Any amount received as an itemized recoupment of any assessment (whether under this Contract or any predecessor contract), and therefore deductible from Ultimate Net Loss, shall not be included in the subject premium of this Contract.

However, if a state levies assessments but does not allow itemized recoupment from policyholders, instead allowing the Company to file an overall increased rate, any such premium increased thereby shall not be deemed to be a recoupment that is deductible from Ultimate Net Loss. Any recoupment received as part of a general premium rate increase, not specifically itemized, shall be included as part of the subject premium of this Contract or a successor contract, as applicable.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

TERRORISM EXCLUSION (PROPERTY TREATY REINSURANCE)

Notwithstanding any provision to the contrary within this reinsurance agreement or any endorsement thereto, it is agreed that this reinsurance agreement excludes loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

An act of terrorism includes any act, or preparation in respect of action, or threat of action designed to influence the government de jure or de facto of any nation or political division thereof, or in pursuit of political, religious, ideological, or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

(i)	involves violence against one or more persons; or

(ii)	involves damage to property; or

(iii)	endangers life other than that of the person committing the action; or

(iv)	creates a risk to health or safety of the public or a section of the public; or

(v)	is designed to interfere with or to disrupt an electronic system.

This reinsurance agreement also excludes loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against, or responding to any act of terrorism.

NMA2930A

19/12/2001

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

COMMUNICABLE DISEASE EXCLUSION (PROPERTY TREATY REINSURANCE)

1.

Notwithstanding any provision to the contrary within this reinsurance agreement, this reinsurance agreement excludes any loss, damage, liability, claim, cost or expense of whatsoever nature, directly or indirectly caused by, contributed to by, resulting from, arising out of, or in connection with a Communicable Disease or the fear or threat (whether actual or perceived) of a Communicable Disease regardless of any other cause or event contributing concurrently or in any other sequence thereto.

2.	As used herein, a Communicable Disease means any disease which can be transmitted by means of any substance or agent from any organism to another organism where:

2.1	the substance or agent includes, but is not limited to, a virus, bacterium, parasite or other organism or any variation thereof, whether deemed living or not, and

2.2

the method of transmission, whether direct or indirect, includes but is not limited to, airborne transmission, bodily fluid transmission, transmission from or to any surface or object, solid, liquid or gas or between organisms, and

2.3

the disease, substance or agent can cause or threaten damage to human health or human welfare or can cause or threaten damage to, deterioration of, loss of value of, marketability of or loss of use of property.

LMA5394

27 March 2020

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

CYBER LOSS EXCLUSION (PROPERTY TREATY REINSURANCE)

1	Notwithstanding any provision to the contrary within this reinsurance agreement or any endorsement thereto, this reinsurance agreement excludes any:

1.1	Cyber Loss;

1.2

loss, damage, liability, cost or expense of whatsoever nature directly or indirectly caused by, contributed to by, resulting from, arising out of or in connection with any loss of use, reduction in functionality, repair, replacement, restoration or reproduction of any Data, including any amount pertaining to the value of such Data;

regardless of any other cause or event contributing concurrently or in any other sequence thereto.

2.

If the Reinsurers allege that by reason of this exclusion any loss, damage, liability, claim, cost or expense sustained by the Company is not covered by this reinsurance agreement, the burden of proving the contrary shall be upon the Company.

Definitions

3.

Cyber Loss means any loss, damage, liability, claim, cost or expense of whatsoever nature directly or indirectly caused by, contributed to by, resulting from, arising out of or in connection with any Cyber Act or Cyber Incident, including, but not limited to, any action taken in controlling, preventing, suppressing or remediating any Cyber Act or Cyber Incident.

4.

Cyber Act means an unauthorised, malicious or criminal act or series of related unauthorised, malicious or criminal acts, regardless of time and place, or the threat or hoax thereof involving access to, processing of, use of or operation of any Computer System.

5.	Cyber Incident means:

5.1	any error or omission or series of related errors or omissions involving access to, processing of, use of or operation of any Computer System; or

5.2	any partial or total unavailability or failure or series of related partial or total unavailability or failures to access, process, use or operate any Computer System.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

6.	Computer System means:

6.1

any computer, hardware, software, communications system, electronic device (including, but not limited to, smart phone, laptop, tablet, wearable device), server, cloud or microcontroller including any similar system or any configuration of the aforementioned and including any associated input, output, data storage device, networking equipment or back up facility.

7.

Data means information, facts, concepts, code or any other information of any kind that is recorded or transmitted in a form to be used, accessed, processed, transmitted or stored by a Computer System.

LMA5411

06 March 2020

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

FUNGI COVERAGE LIMITATION (PROPERTY CATASTROPHE REINSURANCE)

This Agreement excludes absolutely any loss, damage, cost, expense, or liability arising from Fungi unless directly caused by or arising from any peril otherwise covered under this Contract.

Such losses arising from Fungi may only be included in the Company’s Ultimate Net Loss if they manifest themselves, and are reported to the Company, within 24 months of the start of the event identified in relation to that Ultimate Net Loss.

Losses arising from Fungi shall not in and of themselves constitute an event for the purposes of recovery hereunder.

If this Agreement includes cover for Extra Contractual Obligations or Excess of Policy Limit payments, then such losses which arise out of claims where Fungi are present or alleged to be present may be included in the Ultimate Net Loss but only up to a maximum of [***]% of the Ultimate Net Loss.

For the purposes of this Agreement, Fungi shall be taken to include any type or form of fungus, mold or mildew and any mycotoxins, spores, scents or by products produced or released by fungi.

14/11/02

NMA2955 (amended)

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

STRIKE, RIOT, CIVIL COMMOTION AND MALICIOUS ACT EXCLUSION

A.

This Contract excludes loss or liability arising out of or in connection with any Strike, Riot, Civil Commotion, and/or Malicious Act, including any action taken by any person or authority in controlling, preventing or suppressing any Strike, Riot, Civil Commotion and/or Malicious Act.

B.

However, subject to the other terms, conditions and exclusions contained in this Contract, this Contract will cover losses arising from Looting and any Time Element Losses directly resulting from a peril otherwise covered under this Contract (“Covered Peril”).

C.	For the purposes of this Exclusion:

1.	“Strike” means a lockout or total or partial work stoppage to enforce demands made on an employer or to protest against an act or condition that is unrelated to a Covered Peril.

2.	“Riot” means a violent disturbance by a group of persons assembled together for a common purpose which threatens the public peace that is unrelated to a Covered Peril.

3.	“Civil Commotion” means a substantial violent disturbance by a large number of persons assembled together and acting with common purpose or intent that is unrelated to a Covered Peril.

4.	“Malicious Act” means deliberate act(s) causing loss or damage to property during and/or following Strike, Riot or Civil Commotion that is unrelated to a Covered Peril.

5.

“Looting” means the act of taking or attempting to take property from a location that has been damaged, destroyed, or otherwise made vulnerable as a result of a Covered Peril. Such taking may occur by any means, including force, violence, or threat of force or violence.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

TRUST AGREEMENT REQUIREMENTS CLAUSE

A.

Except as provided in paragraph B of this Clause, if the Reinsurer satisfies its funding obligations under the Funding Article by providing a Trust Agreement, the Reinsurer shall ensure that the Trust Agreement:

1.	Requires the Reinsurer to establish a trust account for the benefit of the Company, and specifies what the Trust Agreement is to cover;

2.

Stipulates that assets deposited in the trust account shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments of the types permitted by the regulatory authorities having jurisdiction over the Company’s reserves, or any combination of the three, provided that the investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Reinsurer or the Company;

3.

Requires the Reinsurer, prior to depositing assets with the trustee, to execute assignments or endorsements in blank, or to transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate these assets without consent or signature from the Reinsurer or any other entity;

4.	Requires that all settlements of account between the Company and the Reinsurer be made in cash or its equivalent; and

5.	Provides that assets in the trust account shall be withdrawn only as permitted in this Agreement, without diminution because of the insolvency of the Company or the Reinsurer.

B.

If a ceding insurer is domiciled in California and the Reinsurer satisfies its funding obligations under the Funding Article by providing a Trust Agreement, the Reinsurer shall ensure that the Trust Agreement:

1.

Provides that assets deposited in the trust account shall be valued according to their current fair market value and shall consist only of cash in United States dollars, certificates of deposit issued by a United States financial institution as defined in California Insurance Code Section 922.7(a) and payable in United States dollars, and investments permitted by the California Insurance Code, or any combination of the above.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.”

2.

Provides that investments in or issued by an entity controlling, controlled by or under common control with either the grantor or the beneficiary of the trust shall not exceed 5.0% of total investments.

3.

Requires the Reinsurer, prior to depositing assets with the trustee, to execute assignments or endorsements in blank, or to transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the ceding insurer, or the trustee upon the direction of the ceding insurer, may, whenever necessary, negotiate these assets without consent or signature from the Reinsurer or any other entity.

4.	Provides that assets in the trust account shall be withdrawn only as permitted in this Agreement, without diminution because of the insolvency of the ceding insurer or the Reinsurer.

C.

If there are multiple ceding insurers that collectively comprise the Company, “regulatory authorities” as referenced in subparagraph A(2) above, shall mean the individual ceding insurer’s domestic regulator. If such ceding insurer is subject to the commercial domicile laws or regulations of another state, such laws or regulations shall apply to the extent not in conflict with those of such ceding insurer’s domicile.

Effective: May 1, 2025		Final: April 17, 2025
Ref No: FLA25C047

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